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                        AIM VARIABLE INSURANCE FUNDS

                          AIM V.I. HIGH YIELD FUND

                       Supplement dated April 12, 2001
                     to the Prospectus dated May 1, 2000


The following replaces in its entirety the information appearing under the first paragraph located under the "FUND MANAGEMENT - PORTFOLIO MANAGERS" section on page 3 of the Prospectus:

o "Robert G. Alley, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1992.

o Peter Ehret, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 2001. From 1992 to 2001, he was director of high yield research and portfolio manager for Van Kampen Investment Advisory Corp.

o Jan H. Friedli, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was global fixed-income portfolio manager for Nicholas-Applegate Capital Management. From 1994 to 1997, he was international fixed-income trader and analyst for Strong Capital Management.

o Carolyn L. Gibbs, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1992.

o Craig A. Smith, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been affiliated with the advisor and/or its affiliates since 1989."